BLACKROCK FUNDSSM
BlackRock Strategic Risk Allocation Fund
(the “Fund”)

Supplement dated June 5, 2015 to the Fund’s
Prospectus dated November 28, 2014

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section entitled “Fund Overview — Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Ked Hogan, PhD	2012	Managing Director of BlackRock, Inc.
Philip Hodges, PhD	2012	Managing Director of BlackRock, Inc.

The section entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of Strategic Risk Allocation Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF STRATEGIC RISK ALLOCATION FUND

Strategic Risk Allocation Fund is managed by a team of financial professionals. Ked Hogan, PhD, and Philip Hodges, PhD, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The table in the section entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Ked Hogan, PhD	Jointly and primarily responsible for	2012	Managing Director of BlackRock, Inc. since
	the day-to-day management of the		2009; Member of Global Market Strategies
	Fund’s portfolio, including setting		Group and Scientific Active Equity Group;
	the Fund’s overall investment		various positions with Barclays Global
	strategy and overseeing the		Investors from 1997 to 2009.
management of the Fund.
Philip Hodges, PhD	Jointly and primarily responsible for	2012	Managing Director of BlackRock, Inc. since
	the day-to-day management of the		2015; Director of BlackRock, Inc. from 2011
	Fund’s portfolio, including setting		to 2015; Member of Market Advantage
	the Fund’s overall investment		Investment Committee since 2009; Associate at
	strategy and overseeing the		Barclays Global Investors from 2007 to 2009.
management of the Fund.

The first sentence of the section entitled “Management of the Fund — Portfolio Manager Information —Prior Performance of Comparable Funds” is deleted in its entirety and replaced with the following:

Messrs. Hogan and Hodges are members of the portfolio management team that is responsible for managing three other funds that have (i) investment objectives, policies and strategies substantially similar in all material respects to those of the Fund and (ii) a full calendar year of operations as of the date of this prospectus.

Shareholders should retain this Supplement for future reference.

PRO-SRA-0615SUP